Exhibit 10.17

THIRD AMENDMENT TO LOAN AGREEMENT
THIS THIRD AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is dated March 6, 2020 and effective as of January 16, 2020 (the “Effective Date”), by and between CWI 2 OP LP, a Delaware limited partnership (“Borrower”), and WPC HOLDCO LLC, a Maryland limited liability company (“Lender”).
RECITALS
A.Borrower is the maker of that certain Amended, Restated and Consolidated Promissory Note (the “AR Note”) dated as of October 19, 2017 in the original principal amount of Twenty Five Million and 00/100 Dollars ($25,000,000.00) and payable to the order of W.P. Carey Inc. (the “Original Lender”). The loan evidenced by the Note is herein referred to as the “Loan.” Lender made the Loan to Borrower pursuant to that certain Loan Agreement (the “Loan Agreement”) dated as of October 19, 2017 between Borrower and Lender, as amended by that certain First Amendment to Loan Agreement, effective as of September 30, 2018 and that certain Second Amendment to Loan Agreement, effective as of September 26, 2019 and as assigned by the Original Lender to Lender pursuant to that certain Assignment and Assumption of Loan, dated as of December 1, 2018 made by the Original Lender, as assignor, in favor of Lender, as assignee and in connection therewith, the AR Note was endorsed by the Original Lender to Lender pursuant to that certain Allonge made by the Original Lender, dated as of December 1, 2018 (the “Allonge”, together with the AR Note, collectively, the “Note”).
B.    The Note is secured by, inter alia, that certain Pledge Agreement, dated as of October 19, 2017 (as defined in the Loan Agreement, the “Security Instrument”), made by Borrower for the benefit of Lender, encumbering the equity interests described therein and more particularly described in the Security Instrument (the “Property”). The Note, the Loan Agreement, the Security Instrument and all other documents evidencing and securing the Loan shall be referred to herein as the “Loan Documents”. All references herein to Loan Documents and all references in the Loan Agreement to Loan Documents shall be deemed to include this Amendment and Reaffirmation.
C.    Borrower has requested that Lender extend Maturity Date (as such term is defined in the Loan Agreement) and grant an extension option with respect to the Loan, and Lender is willing to do so on the terms and conditions set forth herein.
D.    Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Documents. All references herein to the Borrower shall mean the Borrower, as the ownership thereof has been reconstituted, as of the Effective Date.
AGREEMENTS:
NOW THEREFORE, in consideration of the foregoing recitals (which are hereby incorporated herein by this reference) and the mutual covenants and promises of the parties hereto and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    MATURITY DATE.    “Maturity Date” as defined in Article I of the Loan Agreement is hereby deleted in its entirety and replaced with the following:
““Maturity Date” means the later of (i) March 31, 2020 and (ii) the closing of the proposed merger among Carey Watermark Investors 2 Incorporated, the parent of the Borrower, Carey Watermark Investors Incorporated and Apex Merger Sub LLC pursuant to the Agreement and Plan of Merger dated as of October 22, 2019.”
2.    NO DEFAULTS. Borrower hereby represents and warrants to Lender as of the Effective Date that no Event of Default has occurred and is continuing under the Loan Documents.
3.    NO OFFSETS OR DEFENSES. Borrower hereby acknowledges, confirms and warrants to Lender that as of the Effective Date, Borrower does not claim any offset, defense, claim, right of set-off or counterclaim against Lender under, arising out of or in connection with this Amendment, the Note, the Loan Agreement or any of the other Loan Documents. In addition, Borrower covenants and agrees with Lender that if any offset, defense, claim, right of set-off or counterclaim exists as of the Effective Date, Borrower hereby irrevocably and expressly waives the right to assert such matter.
4.    CONFIRMATION. Except as specifically set forth herein, all other terms and conditions of the Loan Documents shall remain unmodified and in full force and effect, the same being confirmed, ratified, acknowledged and republished hereby.
5.    DEFAULT.    Any breach by Borrower of any of the covenants contained in this Amendment or the material inaccuracy of any representation or warranty contained in this Amendment and Reaffirmation shall constitute a default under the Loan Agreement and each other Loan Document.
6.    MODIFICATIONS. This Amendment and Reaffirmation may not be amended, modified or otherwise changed in any manner except by a writing executed by Lender and Borrower.
7.    SUCCESSORS AND ASSIGNS. This Amendment applies to, inures to the benefit of, and binds all parties hereof, their heirs, legatees, devisees, administrators, executors, and permitted successors and assigns.
8.    NO NOVATION. THE PARTIES DO NOT INTEND THIS AMENDMENT AND REAFFIRMATION NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO BE, AND THIS AMENDMENT AND REAFFIRMATION AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL NOT BE CONSTRUED TO BE, A NOVATION OF ANY OF THE OBLIGATIONS OWING BY THE BORROWER UNDER OR IN CONNECTION WITH THE LOAN DOCUMENTS. FURTHER, THE PARTIES DO NOT INTEND THIS AMENDMENT AND REAFFIRMATION NOR THE TRANSACTIONS CONTEMPLATED HEREBY TO AFFECT THE PRIORITY OF ANY OF THE LENDER'S LIENS IN ANY OF THE COLLATERAL SECURING THE NOTE IN ANY WAY, INCLUDING, BUT NOT LIMITED TO, THE LIENS, SECURITY INTERESTS AND ENCUMBRANCES CREATED BY THE SECURITY INSTRUMENT.
9.    ENTIRE AGREEMENT. This Amendment and Reaffirmation constitutes all of the agreements among the parties relating to the matters set forth herein and supersedes all other prior or concurrent oral or written letters, agreements and understandings with respect to the matters set forth herein.
10.    COUNTERPARTS. This Amendment and Reaffirmation may be signed in any number of counterparts by the parties hereto, all of which taken together shall constitute one and the same instrument.
11.    GOVERNING LAW. In accordance with Section 8.7 of the Loan Agreement, this Amendment and Reaffirmation shall be governed by, and construed in accordance with, the laws of the state of New York without giving effect to the conflict of laws provisions of said state.
12.    SUPREMACY CLAUSE. It is hereby agreed that the terms and conditions of the Loan Agreement, the Note and other Loan Documents, as modified by this Amendment and Reaffirmation, shall remain in full force and effect and shall be binding upon Borrower. It is understood and agreed that in the event there are any conflicting or omitted provisions or variations between the terms, conditions, rights, or remedies in the Loan Agreement, the Note or any other Loan Document (other than this Amendment and Reaffirmation) and the terms of this Amendment and Reaffirmation, those terms, conditions, rights or remedies of this Amendment and Reaffirmation shall prevail. A default under the terms and conditions of this Amendment and Reaffirmation shall, subject to any notice and cure periods specified in the Loan Agreement, the Note and the other Loan Documents constitute an Event of Default under the terms and conditions of the Loan Agreement, the Note and the other Loan Documents
13.    WAIVER OF TRIAL BY JURY. BORROWER, ON THE ONE HAND, AND LENDER, ON THE OTHER HAND, HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE APPLICATION FOR THE LOAN, THE NOTE, THE LOAN DOCUMENTS, THIS AMENDMENT AND REAFFIRMATION OR ANY ACTS OR OMISSIONS OF THE OTHER PARTIES, THEIR OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

14.    FURTHER ASSURANCES. Borrower shall reasonably cooperate with Lender and shall execute and deliver, or cause to be executed and delivered, all such other documents and instruments, and shall take all such other actions that Lender may request from time to time in order to accomplish and satisfy the provisions and purposes of this Amendment and Reaffirmation, including such confirmations and/or corrective instruments as Lender reasonably may require.
Signatures on following page

IN WITNESS WHEREOF, the parties hereto have executed this Amendment, under seal, as of the Effective Date.

LENDER:

WPC HOLDCO LLC, a Maryland limited liability company

By:	W. P. Carey Inc., a Maryland corporation, its sole member

By:	/s/ ToniAnn Sanzone
Name: ToniAnn Sanzone
Title: Chief Financial Officer

BORROWER:

CWI 2 OP, LP, a Delaware limited partnership

By:	Carey Watermark Investors Incorporated, its general partner

By:	/s/ Mallika Sinha
Name: Mallika Sinha
Title: Chief Financial Officer